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                                                                  EXHIBIT 10.2.2

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT


         AGREEMENT, dated as of November 3, 1999, among HCC INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lending institutions listed on the signature pages hereof (collectively, the "Lenders") and FLEET CAPITAL CORPORATION, as Agent (the "Agent").

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of February 14, 1997, as amended by Amendment No. 1 to Credit Agreement, dated as of May 6, 1997, as further amended by Amendment No. 2 to Credit Agreement, dated as of October 8, 1999, pursuant to which the Lenders have agreed, subject to certain terms and conditions, to make revolving advances to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower (such agreement being referred to herein as the "Credit Agreement");

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

         2.1      The first sentence of the definition of "Borrowing Base" in
Section 10 of the Credit Agreement is deleted and the following shall be substituted thereafter.

                  "BORROWING BASE" shall mean, as of any date of determination, the sum of (i) 85% of the book value of all Eligible Accounts of the Borrower and the Subsidiary Guarantors plus (ii) 60% of the value (determined at the lower of cost (calculated on a first in, first out basis) or market) of all Eligible Inventory of the Borrower and the Subsidiary Guarantors plus
                  (iii) $8,000,000; PROVIDED that if the ratio of Obligations on the last day of any Test Period to Consolidated EBITDA for such Test Period shall be more than 2.00:1.00 (as determined by the Agent based upon the financial statements of the Borrower required to be delivered to the Lenders pursuant to SECTIONS 7.01(a) AND (b) hereof), then for the period from the tenth day following delivery of the aforesaid financial statements until the tenth day following the next delivery thereof, the amount set forth in clause (iii) shall be $8,000,000 MINUS the amount of Obligations that would be required to be repaid, as of the last day of such Test Period, in order to reduce the ratio of Obligations to Consolidated EBITDA to 2.00:1.00,"

         2.2 The definition of "Borrowing Base Excess Cashflow" in Section 10 of the Credit Agreement is deleted.

         SECTION 3. EFFECTIVENESS. This Agreement and the amendments contemplated hereby shall become effective when:

         (a) counterparts hereof have been duly executed and delivered to the Agent on behalf of the Borrower, the Subsidiary Guarantors, the Lenders and the Agent,


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         (b)      the Agent shall be satisfied that, immediately after giving effect to the amendments contemplated hereby, there shall exist no Default or Event of Default both on the date hereof and on the date of (and after giving effect to) satisfaction of the conditions precedent under the other clauses of this Section 3 and all representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects both on the date hereof and on the date of (and after giving effect to) satisfaction of the conditions precedent under the other clauses of this Section 3 with the same effect as though such representations and warranties had been made on and as of each such date except to the extent that such representations and warranties relate to a specified date;

         (c) the Agent shall have received such other agreements, certificates and documents as the Agent may reasonably request in connection with the transactions herein contemplated.


         SECTION 4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 5. REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Agreement and the amendments contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein" and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Agreement, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Agreement.

         SECTION 6. RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. The Borrower represents and warrants that both on the date hereof and immediately after giving effect to the amendments herein contemplated
(i) all representations and warranties contained in any Loan Document are and shall be true and correct in all material respects with the same effect as though such representations and warranties had been made both on and as of the date hereof and immediately after giving effect to the amendments herein contemplated (except to the extent that such representations or warranties expressly related to a specified date) and (ii) there exists and shall exist no Default or Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                               HCC INDUSTRIES INC.


                               By
                                 -------------------------------
                               Name:
                               Title:



                               FLEET CAPITAL CORPORATION,
                               Individually and as Agent


                               By
                                 -------------------------------
                               Name:
                               Title


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By its signature below, each of the undersigned hereby (i) consents to the foregoing amendment of the Credit Agreement, (ii) ratifies and confirms each of the Security Documents and Guaranties to which it is a party and the security interests and liens granted by it thereunder and (iii) agrees that pursuant to the Guaranty to which it is a party it continues to guarantee the Obligations (including, without limitation, any now or hereunder created Obligations under the Credit Agreement as amended hereby) and the security interests and liens granted by it under the Security Documents shall continue to secure such Obligations.



HERMETIC SEAL CORPORATION

By
  -------------------------------
Name:
Title:


NORFOLK AVON REALTY TRUST

By
  -------------------------------
Name:
Title:


GLASSEAL PRODUCTS, INC.

By
  -------------------------------
Name:
Title:


SEALTRON ACQUISITION CORP.

By
  -------------------------------
Name:
Title:


SEALTRON, INC.

By
  -------------------------------
Name:
Title:


HCC INDUSTRIES INTERNATIONAL

By
  -------------------------------
Name:
Title: